UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04519

T. Rowe Price Capital Appreciation Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Capital Appreciation Fund	December 31, 2019
PRWCX	Investor Class
PACLX	Advisor Class
TRAIX	I Class

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T. ROWE PRICE CAPITAL APPRECIATION FUND

HIGHLIGHTS

■	In contrast to the broadly negative returns in 2018, almost all asset classes saw material appreciation and strong total returns in 2019.

■	Your fund generated a 24.61% absolute return relative to the S&P 500 Index’s 31.49% increase. The fund outperformed the market on a risk-adjusted basis. We captured 78% of the S&P 500’s return while taking on only 63% of the market’s risk.

■	We have been paring back risk assets as equity valuations are expensive and fixed income spreads are very tight. This is not a backdrop conducive to strong risk-adjusted returns over the intermediate term.

■	While 2018 was fraught with uncertainty, there is almost no investor uncertainty anywhere today. As a result, stocks are expensive relative to history and corporate credit spreads are quite tight. History suggests this will not always be the case, and when uncertainty once again rears its ugly head, we will be in a position to take advantage.

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Management’s Discussion of Fund Performance

Fellow Shareholders

What a difference a year makes. As you will recall, 2018 was a year in which equities, high yield bonds, and investment-grade bonds all produced negative returns. This was despite very strong economic growth in the U.S. and tax reform-induced earnings per share (EPS) growth of greater than 20% for the year. In contrast, almost all asset classes saw material appreciation and strong total returns in 2019. The S&P 500 Index had a total return of 31.49%, and the high yield and investment-grade fixed income markets had their strongest returns since the period that immediately followed the great financial crisis. These strong results were generated in a period of what will likely be very low single-digit EPS growth for the S&P 500 and decelerating economic growth. The S&P 500 went from trading at the lowest forward price/earnings (P/E) ratio in the last five years at the end of 2018 to trading at the highest forward P/E ratio since 2002. A similar dynamic occurred in fixed income as modestly elevated credit spreads at the end of 2018 compressed dramatically throughout 2019.

What happened?

While I believe that investors vastly overstate the importance of Federal Reserve policy and the impact of a 25-basis-point (bp) hike or cut in an environment of extremely low rates, the fact that the Federal Reserve reversed course and cut rates multiple times over the course of 2019 undoubtedly was a positive contributor to investment sentiment and helped to drive valuation multiple expansion. In addition, the trade tension concerns that were a contributor to stock market weakness in the fourth quarter of 2018 lessened with the news that the United States and China had come to a “phase one” trade deal in December.

The market hates uncertainty, and at the end of 2018, the average investor was experiencing a fair degree of uncertainty around Federal Reserve policy and trade policy and sold risk assets down to the point where valuations and credit spreads became compelling. In 2019, as this uncertainty dissipated, the same investors who had been selling stocks at 14x forward earnings in December 2018 were more than willing to buy stocks at 19x forward earnings.

As you know, we love uncertainty. Uncertainty is the gift that provides us with the opportunity to buy great companies at attractive valuations, purchase Treasuries when everyone is convinced rates are going higher, and buy corporate credit when investors become overly concerned about the risk of a recession. The more uncertainty, the more opportunity for long-term alpha generation for our shareholders.

As we will talk about later on, there is almost no investor uncertainty anywhere today, and, as a result, stocks are expensive relative to history and corporate credit spreads are quite tight. History suggests this will not always be the case, and when uncertainty once again rears its ugly head, we will look to be in a position to take advantage of it, just as we did in 2008, 2011, 2012, and 2018.

Before we discuss fund performance, I would like to review the three goals of the Capital Appreciation Fund:

(1) Generate strong risk-adjusted returns annually

(2) Preserve shareholder capital over the intermediate term (i.e., three years)

(3) Generate equity-like returns with less risk than that of the overall market over a full market cycle (i.e., normally five years)

We are pleased to report that the Capital Appreciation Fund generated solid absolute and risk-adjusted returns in 2019 in an environment in which risk assets performed exceedingly well. Your fund generated a 24.61% absolute return relative to the S&P 500’s 31.49% increase. (The performance of the Advisor and I Class shares will vary due to different fee structures. Past performance cannot guarantee future results.)

Your fund outperformed the market on a risk-adjusted basis over this period. We captured 78% of the S&P 500’s return while taking on only 63% of the market’s risk. We arrive at this risk number by comparing the standard deviation of the S&P 500 (12.44) with that of the fund (7.90) for the 12-month period. Standard deviation indicates the volatility of a portfolio’s total return as measured against its mean performance. In general, the higher the standard deviation, the greater the risk.

Using a more academic measure of the fund’s risk-adjusted return, your fund produced a Sharpe ratio of 2.83 versus 2.35 for the S&P 500. The Sharpe ratio measures a portfolio’s return above the risk-free Treasury rate (excess return), divided by the amount of risk taken (measured by standard deviation). The larger the Sharpe ratio, the better the portfolio’s risk-adjusted return.

As for our second goal—capital preservation over the intermediate term—your fund generated a 44.7% cumulative return over the last three years.

As for our final goal—equity-like returns with less risk than the market over a full market cycle—your fund generated a 65.0% cumulative return over the last five years versus 73.9% for the S&P 500. Based on annualized returns of 10.5% for your fund versus 11.7% for the S&P 500, your fund generated 90% of the market’s return over the last five years while taking on 61% of the market’s risk. While market and economic cycles have historically lasted around five years on average, we also tend to think about a full market cycle encompassing at least one ugly return year. While 2018 S&P 500 returns were negative, we would not describe 2018 as an ugly year within a historical construct. As your fund is not a pure equity fund, it would be very difficult to match the equity market’s return over any period in which we did not have at least one major equity market correction. However, if we extend the analysis to encompass 2008 and measure the last 12 years of fund performance, we would have accomplished this last goal by delivering 104% of the market’s return while taking only 69% of the market’s risk.

In addition, our equities outperformed the S&P 500 by 387 basis points (35.36% versus 31.49%) in 2019. Over the last 3-, 5-, and 10-year periods, our equities outperformed the S&P 500 by an average of 436, 436, and 434 basis points annualized, respectively. While our equities have substantially outperformed the market, our equities have also been less risky (from a beta perspective) than the market. Our fixed income investments outperformed the Bloomberg Barclays U.S. Aggregate Bond Index by 269 basis points (11.41% versus 8.72%) in 2019.

For the 1-, 3-, 5-, and 10-year periods ended December 31, 2019, we outperformed our Lipper and Morningstar peers over every period, and in 2019, we were ranked in the top decile in both Lipper and Morningstar. Over the 5- and 10-year periods, we were in the 1st percentile of both peer groupings. (Based on cumulative total return, the Capital Appreciation Fund ranked 29 of 461, 7 of 432, 2 of 388, and 2 of 292 funds in the Lipper mixed-asset target allocation growth funds universe for the 1-, 3-, 5-, and 10-year periods ended December 31, 2019, respectively. In the Morningstar allocation–50% to 70% equity category, the Capital Appreciation Fund ranked 12 of 697, 14 of 643, 2 of 570, and 2 of 420 for the 1-, 3-, 5-, and 10-year periods ended December 31, 2019, respectively. Results may vary for other periods.)

However, let us reiterate that we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has very different objectives than most of its benchmark peers. It is a unique fund with a clear focus on strong risk-adjusted returns, intermediate-term capital preservation, and long-term capital appreciation that does not neatly fit into any current benchmark.

Within the equity sleeve, financials were the largest contributor to our outperformance. S&P Global produced a 62% total return in 2019. We started a position in S&P Global in the second half of 2018 as the stock came under considerable pressure due to lower global fixed income issuance that negatively impacted the company’s bond rating subsidiary. We correctly identified this as a short-term issue and took advantage of the market dislocation to build a large position in S&P Global. In many respects, there is no easier way to make money in the stock market than to find a great company that is trading at a discount due to some short-term challenge and to hold it until the short-term challenge goes away or reverses. In the case of S&P Global, the weak fixed income issuance market of 2018 gave way to easy comparisons and a return to growth for its bond rating subsidiary, which led to a material, positive rerating of the shares in 2019. We have reduced our exposure to S&P Global due to the magnitude of the rerating but plan to continue to own this very attractive collection of businesses for the long term.

Within equities, our health care stocks were our second-largest contributor to fund performance. Danaher was the largest contributor to your fund’s equity performance as it rose 50% and was one of our top holdings throughout 2019. As we have discussed previously, CEO Thomas Joyce has done a remarkable job since becoming CEO of Danaher in 2014. The combination of growth-accretive acquisitions and a renewed focus on organic growth at the existing businesses has transformed Danaher from what was previously a 2%–3% organic growth company into a company that should be able to grow organically in the mid-single digits consistently. In early 2019, Danaher announced that it would acquire General Electric’s biopharma subsidiary for around $20 billion. We believe that this acquisition, done at a very attractive price, will further accelerate Danaher’s organic growth rate and allow Danaher to strengthen its position in the production of biological pharmaceuticals. Thermo Fisher Scientific put up another year of strong fundamentals and was rewarded with a 46% return in 2019. Thermo Fisher Scientific has significant balance sheet capacity to deploy today and a track record of excellence on capital deployment. Danaher and Thermo Fisher Scientific are similar in that they both participate in attractive end markets, are run by exceptional executives, and deploy capital very well.

However, not every investment within health care was a winner in 2019. Alcon and UnitedHealth Group, were relative detractors. Alcon was spun out of Novartis in April. While the stock did not go down after it was spun out, it simply failed to rally with the rest of the market. The issues that caused this relative underperformance—a higher corporate tax rate in Switzerland, foreign currency exchange pressures on operating margins, and greater margin expansion in the outyears of the company’s profit improvement program than in the early years—are mostly temporary. This allowed us to continue to build the position at attractive levels throughout the year. We are even more encouraged about the long-term opportunity at Alcon today than when we first purchased shares as the new product pipeline in both cataracts and contact lenses is shaping up very well, positioning Alcon for market share gains. Alcon is also a unique asset within health care going into a presidential election year. Alcon has minimal reimbursement risk relative to pharmaceutical or medical device companies, and if a Democrat were to become president, we believe the relative attractiveness of Alcon would only increase. In the case of UnitedHealth Group, we should have had a smaller position coming into 2019 given the political rhetoric and risk we knew were likely to manifest in the year before an election. We compounded our mistake by cutting back on our exposure to managed care, including UnitedHealth Group, during a period of weakness, and then, as perceived uncertainty lifted, managed care and UnitedHealth Group rallied after our sales. We aim to do better and will work to make sure we do not repeat this error in the future.

Our biggest miss in 2019 was Apple, as the stock rose 89% during the year. In many respects, Apple has always been our white whale and a name that we have consistently struggled to get right. When Apple pre-announced negatively in early 2019, we took a hard look at the stock. However, we chose not to purchase it because we thought there were other more attractive names at the time and because we were concerned that the core iPhone business was essentially a no-growth business. Our estimates for Apple at the time of this analysis proved to be very accurate, but the stock still rallied as the market rerated Apple to a very rich valuation multiple of 23x forward estimates. There is some justification for this as the portion of the business that is recurring—services—has increased, which supports a higher valuation. However, the market appears to have gone too far in its valuation due to the view that Apple’s iPhone business may have a cyclical recovery in China and that there could be a product cycle that accelerates iPhone demand when Apple launches a 5G phone. Apple also benefited as a large-cap technology stock that was not caught up in the data privacy, regulation, and antitrust rhetoric that negatively impacted Facebook, Amazon.com, and Alphabet in 2019. Every year, we want to become better investors and learn from our mistakes. Apple was a mistake. We knew sentiment was poor, we knew the business mix was improving, we knew that China comparisons would ease, and we were pleased with how Apple was returning excess capital to shareholders. We should have owned Apple and will aim in the future to purchase names with similar characteristics. If we had owned just a market weight position in Apple, our equities would have outperformed not by the 387 bps we reported, but closer to 670 bps.

PORTFOLIO OUTLOOK

On Christmas Eve of 2018, the S&P 500 was trading at below 14x forward earnings and at its lowest level in the last five years. The market was pricing in 50% odds of a recession, sentiment was poor, and it felt like the stock market was going down every day. Now, in early 2020, the stock market is trading at around 19x forward estimates and at its highest level in the last 17 years. The market is pricing in zero chance of a recession, sentiment is very positive, and the stock market goes up every day.

As you would expect from us, we have been paring back on risk assets as equity valuations are expensive and fixed income spreads are very tight. This is not a backdrop that is conducive to strong risk-adjusted returns over the intermediate term.

In many respects, this is a very difficult time for your portfolio management team. In early 2018, valuations were also frothy, but we could buy utilities and fixed income investments that were quite attractive at the time despite elevated equity valuations.

While we still like utilities over the long term, many of our favorite utilities have rerated significantly over the last two years. Names that were trading at 16x–17x forward earnings are now trading at 21x–22x as the market has begun to appreciate the attractiveness of utilities. In fact, in 2018, utilities almost kept up with the S&P 500’s strong return (30.8% versus 31.5%).

We added to investment-grade debt in 2018 as the market became irrationally concerned about leverage levels within the BBB part of the fixed income market. Those concerns have been largely forgotten as five-year investment-grade spreads are now historically tight. Over the last 19 years, investment-grade spreads have been wider 97% of the time relative to where they are today. High-quality high yield spreads are almost as bad, as BB spreads have been wider 90% of the time since 2001 relative to where they are today. We know that credit spreads are mean-reverting over time, and given how tight spreads are right now, it does not make sense to add aggressively to high yield or investment-grade credits.

The other option we have is to buy Treasury instruments that should be countercyclical in a downturn and help protect us if risk assets come under pressure, as in 2018. As you will recall, we bought Treasuries in 2018 and sold down most of this position in late 2018 to take advantage of the stock market’s dislocation. Unfortunately, Treasury yields remain quite low. As of the time I am writing this, the yield on the 10-year Treasury is only 1.82%. If risk assets continue to appreciate, we may choose to buy some Treasuries for purely defensive reasons. However, Treasuries are not nearly as attractive as when we bought them at the end of 2013 or in 2018.

In an environment with no good options, what are we doing?

First, we will continue to own our most attractive long-term investment ideas. Names such as Danaher, Thermo Fisher Scientific, and Marsh & McLennan will remain in the portfolio. In an environment of elevated valuations and fewer attractive equity investments, the portfolio has continued to become more concentrated into our favorite ideas.

Second, we are extremely focused on minimizing our downside risk. Our portfolio is overweight stocks that have performed well in previous market corrections. Based on our analytics and previous downturns, we believe our equities have around 10% less downside than the rest of the S&P 500. Every downturn is unique, but many of our holdings have consistently outperformed the market across multiple downturns in the past.

Third, within fixed income, our investment-grade, high yield, and leveraged loan exposure has been coming down as absolute yields have compressed due to a decline in the risk-free rate and significant tightening in credit spreads. While we will search for idiosyncratic opportunities in fixed income, if absolute yields stay low, it is likely that our corporate credit exposure will continue to decline as bonds mature or are called away early. To mitigate the risk of credit spreads reverting to normal, we will continue to run the fixed income portfolio with a short duration.

Fourth, while we don’t own Treasuries today, we will look for an opportunity to buy on weakness. During market corrections, Treasuries are typically the only investment that generates positive returns and can help offset losses from risk assets.

Fifth, you should expect our cash holdings to rise. For a portfolio manager, there is usually a stigma attached to owning a lot of cash. Some may view it as a sign of laziness; essentially, an investor is paying a manager to invest their assets, and by holding cash, the manager is failing to do that. We have always approached cash as an investment and looked at cash relative to various fixed income alternatives. At the end of 2019, we were earning 1.59% on our cash. As of the date I wrote this in early 2020, the 10-year Treasury bond is currently yielding 1.82%. We could put all that cash into the 10-year Treasury and seek to pick up a tiny bit more income, but if the 10-year yield rose by as little as 10 bps, the total return for the Treasury would be closer to 1% and would underperform cash. We could also buy a 10-year corporate bond and earn a 2.8% yield, but if spreads were to increase by 20 bps over the course of the year, the 10-year corporate bond would underperform cash. Essentially, when spreads are tight and the rates on Treasuries are below normal, the risk of loss in fixed income investments is elevated and it makes sense to own more cash relative to traditional fixed income investments. In addition, the opportunity cost (missed incremental yield) is quite low today, and cash provides us with the ability to strike in real time if there is a dislocation in the equity or fixed income market, such as in the fourth quarter of 2018.

IN CLOSING

We would like to thank all the analysts, associate analysts, quantitative analysts, and members of our team (Mike Signore, Chen Tian, Nikhil Shah, and Julian Gould) for their assistance in 2019. I am also very pleased to announce that Nikhil Shah joined the CAF team at the end of 2019 and will help support our extensive quantitative analytics efforts. The projects, insights, and screens that this team, led by Chen Tian, has developed over the last five years have been a significant positive contributor to your fund’s results. The long-term success and exceptional risk-adjusted returns of the strategy are truly a team effort.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

Adam Poussard
Associate portfolio manager

January 27, 2020

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Stock Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Allocation–50% to 70% Equity Category Average: Tracks the performance of funds that seek capital appreciation and income by investing in multiple asset classes, including stocks, bonds, and cash. Equity exposures range from 50% to 70%.

Sharpe ratio: A measure of the risk-adjusted return of a portfolio. The Sharpe ratio measures how much a portfolio’s return is above or below the risk-free Treasury rate (excess return) per unit risk (measured by standard deviation). In general, the larger the number, the better the portfolio’s historical risk-adjusted return.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2020, Bloomberg Index Services Ltd. Used with permission.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/19
Microsoft	4.1%
GE	3.9
Becton, Dickinson & Company	3.6
Visa	3.5
Fiserv	3.3
PerkinElmer	3.2
Marsh & McLennan	3.1
Danaher	2.6
Netflix	2.5
Alphabet	2.5
Avantor	2.4
Fortive	2.3
Thermo Fisher Scientific	2.3
Roper Technologies	2.2
Amazon.com	2.1
American Electric Power	2.0
Yum! Brands	2.0
Alcon	2.0
NiSource	1.8
Global Payments	1.7
CCO Holdings LLC/CCO Holdings Capital	1.6
XCEL Energy	1.5
Facebook	1.4
S&P Global	1.4
Refinitiv	1.4
Total	**60.4%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
COMMON STOCKS 62.9%		
COMMUNICATION SERVICES 3.8%		
Interactive Media & Services 3.8%		
Alphabet, Class A (1)(2)	54,528	73,034
Alphabet, Class C (1)(2)	641,295	857,424
Facebook, Class A (1)(2)	2,567,200	526,918
Total Communication Services		1,457,376
CONSUMER DISCRETIONARY 5.5%		
Auto Components 0.6%		
Aptiv	2,366,322	224,730
		224,730
Hotels, Restaurants & Leisure 2.8%		
Hilton Worldwide Holdings	4,584,509	508,468
McDonald's (2)	574,000	113,428
Yum! Brands (2)	4,428,759	446,109
		1,068,005
Internet & Direct Marketing Retail 2.1%		
Amazon.com (1)(2)	426,614	788,314
		788,314
Total Consumer Discretionary		2,081,049
CONSUMER STAPLES 1.1%		
Beverages 1.1%		
Keurig Dr Pepper	14,836,560	429,519
Total Consumer Staples		429,519
ENERGY 0.3%		
Oil, Gas & Consumable Fuels 0.3%		
Concho Resources	1,185,700	103,832
Total Energy		103,832

FINANCIALS 5.8%		
Banks 0.3%		
PNC Financial Services Group (2)	635,100	101,381
		101,381
Capital Markets 2.5%		
Intercontinental Exchange	4,475,857	414,240
S&P Global (2)	1,916,967	523,428
		937,668
Insurance 3.0%		
Marsh & McLennan	10,302,735	1,147,828
		1,147,828
Total Financials		2,186,877
HEALTH CARE 14.5%		
Health Care Equipment & Supplies 7.7%		
Alcon (CHF) (1)	13,171,450	746,052
Becton Dickinson & Company (2)	3,445,954	937,196
Danaher (2)	6,406,070	983,204
Envista Holdings (1)(3)	7,962,671	236,013
		2,902,465
Health Care Providers & Services 1.0%		
UnitedHealth Group (2)	1,234,900	363,036
		363,036
Life Sciences Tools & Services 5.8%		
Avantor (1)	8,103,017	147,070
PerkinElmer (3)	12,380,874	1,202,183
Thermo Fisher Scientific (2)	2,675,988	869,348
		2,218,601
Total Health Care		5,484,102
INDUSTRIALS & BUSINESS SERVICES 8.8%		
Commercial Services & Supplies 1.0%		
Waste Connections	4,115,064	373,607
		373,607

Industrial Conglomerates 5.7%		
General Electric (2)	120,880,871	1,349,031
Roper Technologies	2,307,524	817,394
		2,166,425
Machinery 2.1%		
Fortive	10,318,489	788,229
		788,229
Total Industrials & Business Services		3,328,261
INFORMATION TECHNOLOGY 16.7%		
Electronic Equipment, Instruments & Components 0.6%		
TE Connectivity	2,332,003	223,499
		223,499
IT Services 8.4%		
Fiserv (1)	10,370,556	1,199,147
Global Payments	3,469,147	633,328
Visa, Class A (2)	7,164,800	1,346,266
		3,178,741
Semiconductors & Semiconductor Equipment 3.6%		
Maxim Integrated Products	7,379,889	453,937
NXP Semiconductors (2)	3,710,695	472,223
Texas Instruments (2)	3,508,319	450,082
		1,376,242
Software 4.1%		
Microsoft (2)	9,849,600	1,553,282
		1,553,282
Total Information Technology		6,331,764
REAL ESTATE 0.1%		
Equity Real Estate Investment Trusts 0.1%		
American Tower, REIT (2)	154,100	35,415
Total Real Estate		35,415

UTILITIES 6.3%		
Electric Utilities 4.4%		
American Electric Power (2)	7,496,549	708,499
Eversource Energy	1,996,997	169,884
NextEra Energy	958,856	232,197
Xcel Energy	9,134,874	579,973
		1,690,553
Multi-Utilities 1.2%		
NiSource (3)	15,849,899	441,261
		441,261
Water Utilities 0.7%		
American Water Works	2,215,135	272,130
		272,130
Total Utilities		2,403,944
Total Common Stocks (Cost $15,529,947)		**23,842,139**

PREFERRED STOCKS 1.8%

FINANCIALS 0.4%		
Banking 0.3%		
JP Morgan Chase, Series DD, 5.75% (4)	2,550,000	69,692
U.S. Bancorp, Series F, VR, 6.50% (3)(4)(5)	465,800	12,865
U.S. Bancorp, Series K, 5.50% (3)(4)	1,200,000	32,904
		115,461
Financial Services 0.1%		
Charles Schwab, Series C, 6.00% (4)	1,050,000	27,300
Charles Schwab, Series D, 5.95% (4)	95,800	2,539
		29,839
Total Financials		145,300
UTILITIES 1.4%		
ELECTRIC UTILITIES 1.2%		
Alabama Power, Series A, 5.00% (3)(4)	780,000	21,122
CMS Energy, 5.875%, 10/15/78 (3)	3,800,000	101,726

CMS Energy, 5.875%, 3/1/79 (3)	5,050,000	137,916
DTE Energy, Series E, 5.25%, 12/1/77 (3)	2,560,000	67,686
Duke Energy, 5.625%, 9/15/78 (3)	2,520,000	68,166
SCE Trust III, Series H, VR, 5.75% (4)(5)	258,466	6,304
SCE Trust IV, Series J, VR, 5.375% (3)(4)(5)	2,466,597	60,456
SCE Trust V, Series K, VR, 5.45% (4)(5)	273,320	6,743
Total Electric Utilities		470,119
GAS & GAS TRANSMISSION 0.2%		
NiSource, Series B, VR, 6.50% (3)(4)(5)	2,550,000	71,094
Total Gas & Gas Transmission		71,094
Total Utilities		541,213
Total Preferred Stocks (Cost $640,500)		**686,513**
CONVERTIBLE PREFERRED STOCKS 3.2%		
FINANCIALS 1.2%		
Banks 1.2%		
Wells Fargo, Series L, 7.50% (4)	306,209	443,908
Total Financials		443,908
HEALTH CARE 1.6%		
Health Care Equipment & Supplies 0.8%		
Becton Dickinson & Company, Series A, 6.125%, 5/1/20	4,512,218	295,812
		295,812
Life Sciences Tools & Services 0.8%		
Avantor, Series A, 6.25%, 5/15/22	4,777,486	301,839
		301,839
Total Health Care		597,651
INDUSTRIALS & BUSINESS SERVICES 0.2%		
Machinery 0.2%		
Fortive, Series A, 5.00%, 7/1/21	83,691	81,502
Total Industrials & Business Services		81,502

INFORMATION TECHNOLOGY 0.1%		
Software 0.1%		
Aurora Innovation, Series B, Acquisition Date: 3/1/19, Cost $25,766 (1)(6)(7)	2,788,430	25,766
Total Information Technology		25,766
UTILITIES 0.1%		
Electric Utilities 0.1%		
American Electric Power, 6.125%, 3/15/22	865,845	46,647
Total Utilities		46,647
Total Convertible Preferred Stocks (Cost $1,006,751)		**1,195,474**
CORPORATE BONDS 15.6%		
Corporate Bonds 15.6%		
American Electric Power, 3.65%, 12/1/21	6,150,000	6,338
American Tower, 3.30%, 2/15/21	25,595,000	25,909
Amphenol, 2.20%, 4/1/20	19,330,000	19,344
AutoZone, 2.50%, 4/15/21	13,695,000	13,760
Avantor, 6.00%, 10/1/24 (8)	77,440,000	82,474
Avantor, 9.00%, 10/1/25 (8)	318,706,000	356,154
Bank of New York Mellon, VR, 4.625% (4)(5)	26,250,000	27,503
Bank of New York Mellon, VR, 4.95% (4)(5)	43,465,000	43,900
Becton Dickinson & Company, 2.894%, 6/6/22	67,385,000	68,462
Becton Dickinson & Company, 3.363%, 6/6/24	43,305,000	45,009
Becton Dickinson & Company, FRN, 3M USD LIBOR + 1.03%, 2.917%, 6/6/22	27,790,000	27,960
Berkshire Hathaway Energy, 2.40%, 2/1/20	19,570,000	19,572
Bristol-Myers Squibb, 2.55%, 5/14/21 (8)	82,385,000	83,189
Bristol-Myers Squibb, FRN, 3M USD LIBOR + 0.20%, 2.104%, 11/16/20 (8)	53,870,000	53,921
CCO Holdings, 4.00%, 3/1/23 (8)	43,430,000	44,027
CCO Holdings, 5.00%, 2/1/28 (8)	197,338,000	206,958
CCO Holdings, 5.125%, 2/15/23	20,665,000	20,923

CCO Holdings, 5.125%, 5/1/23 (8)	59,985,000	61,110
CCO Holdings, 5.125%, 5/1/27 (8)	133,065,000	140,384
CCO Holdings, 5.25%, 9/30/22	54,948,000	55,566
CCO Holdings, 5.75%, 9/1/23	27,375,000	27,751
CCO Holdings, 5.75%, 1/15/24	4,857,000	4,948
CCO Holdings, 5.875%, 4/1/24 (8)	48,215,000	49,842
Cedar Fair, 5.375%, 6/1/24	39,060,000	40,085
Cedar Fair, 5.375%, 4/15/27	44,339,000	47,498
Charter Communications Operating, 3.579%, 7/23/20	17,785,000	17,896
Comcast, 3.45%, 10/1/21	24,505,000	25,197
Comcast, FRN, 3M USD LIBOR + 0.33%, 2.429%, 10/1/20	26,550,000	26,600
Comcast, FRN, 3M USD LIBOR + 0.44%, 2.539%, 10/1/21	20,950,000	21,051
Conagra Brands, 3.80%, 10/22/21	79,200,000	81,606
Conagra Brands, FRN, 3M USD LIBOR + 0.75%, 2.703%, 10/22/20	13,375,000	13,373
Continental Airlines PTT, Series 2012-1, Class A, 4.15%, 4/11/24	9,980,150	10,436
Continental Airlines PTT, Series 2012-1, Class B, 6.25%, 4/11/20	992,913	1,001
Crown Castle International, 4.875%, 4/15/22	57,537,000	60,841
Crown Castle International, 5.25%, 1/15/23	105,887,000	114,786
Dollar Tree, FRN, 3M USD LIBOR + 0.70%, 2.702%, 4/17/20	9,695,000	9,697
DTE Energy, 3.70%, 8/1/23 (3)	15,895,000	16,547
Edison International, 2.125%, 4/15/20	7,903,000	7,899
Elanco Animal Health, 3.912%, 8/27/21	32,929,000	33,745
Enterprise Products Operating, 3.50%, 2/1/22	26,505,000	27,292
Equinix, 5.375%, 1/1/22	10,205,000	10,345
Eversource Energy, 2.75%, 3/15/22	19,200,000	19,459
Eversource Energy, 3.80%, 12/1/23	9,835,000	10,288
Fiserv, 2.70%, 6/1/20	38,295,000	38,384
Fiserv, 3.80%, 10/1/23	19,120,000	20,155
Fresenius Medical Care U.S. Finance, 5.75%, 2/15/21 (8)	8,475,000	8,782

General Electric, Series D, VR, 5.00% (4)(5)	136,254,000	133,529
HCA Healthcare, 6.25%, 2/15/21	14,005,000	14,618
Hilton Domestic Operating, 4.25%, 9/1/24	18,765,000	19,093
Hologic, 4.375%, 10/15/25 (8)	34,325,000	35,441
Home Depot, 3.25%, 3/1/22	15,915,000	16,436
Home Depot, FRN, 3M USD LIBOR + 0.31%, 2.217%, 3/1/22	19,335,000	19,404
KFC Holding, 4.75%, 6/1/27 (8)	135,145,000	142,578
KFC Holding, 5.00%, 6/1/24 (8)	46,085,000	47,813
KFC Holding, 5.25%, 6/1/26 (8)	89,453,000	94,597
Korn Ferry, 4.625%, 12/15/27 (8)	7,945,000	8,005
Lennox International, 3.00%, 11/15/23	6,420,000	6,528
Level 3 Financing, 5.375%, 8/15/22	22,022,000	22,105
Marriott International, FRN, 3M USD LIBOR + 0.65%, 2.535%, 3/8/21	11,415,000	11,450
Marsh & McLennan, 2.35%, 3/6/20	8,660,000	8,667
Marsh & McLennan, 2.75%, 1/30/22	13,100,000	13,307
Marsh & McLennan, 3.30%, 3/14/23	4,820,000	4,976
Mirant, EC, 0.00%, 7/15/49 (1)(7)(8)	16,000,000	—
Moog, 5.25%, 12/1/22 (8)	1,305,000	1,323
Nestle Holdings, 3.10%, 9/24/21 (8)	111,585,000	113,822
Netflix, 4.375%, 11/15/26	134,150,000	137,168
Netflix, 4.875%, 4/15/28	253,705,000	263,853
Netflix, 5.375%, 2/1/21	20,705,000	21,326
Netflix, 5.50%, 2/15/22	15,620,000	16,518
Netflix, 5.875%, 2/15/25	56,540,000	63,113
Netflix, 5.875%, 11/15/28	245,295,000	271,358
Netflix, 6.375%, 5/15/29	146,335,000	165,176
NextEra Energy Capital Holdings, 2.90%, 4/1/22	19,035,000	19,346
NiSource, 3.49%, 5/15/27 (3)	71,255,000	74,763
NiSource, 4.375%, 5/15/47 (3)	38,845,000	43,331
NiSource, VR, 5.65% (3)(4)(5)	44,495,000	45,607
Northrop Grumman, 2.55%, 10/15/22	44,875,000	45,535

NuStar Logistics, 4.80%, 9/1/20	18,400,000	18,538
Philip Morris International, 2.00%, 2/21/20	25,740,000	25,746
Philip Morris International, 2.625%, 2/18/22	32,240,000	32,630
Philip Morris International, FRN, 3M USD LIBOR + 0.42%, 2.315%, 2/21/20	17,230,000	17,239
PNC Financial Services Group, Series S, VR, 5.00% (4)(5)	55,065,000	58,988
Reckitt Benckiser Treasury Services, 2.375%, 6/24/22 (8)	58,025,000	58,263
Reckitt Benckiser Treasury Services, FRN, 3M USD LIBOR + 0.56%, 2.495%, 6/24/22 (8)	35,825,000	35,914
Refinitiv U.S. Holdings, 6.25%, 5/15/26 (8)	43,645,000	47,628
Refinitiv U.S. Holdings, 8.25%, 11/15/26 (8)	57,030,000	64,230
Reynolds Group Issuer, 5.125%, 7/15/23 (8)	31,300,000	32,043
Reynolds Group Issuer, 5.75%, 10/15/20	123,241,428	123,241
Reynolds Group Issuer, FRN, 3M USD LIBOR + 3.50%, 5.501%, 7/15/21 (8)	38,325,000	38,373
Roper Technologies, 3.65%, 9/15/23	31,830,000	33,397
SBA Communications, 4.00%, 10/1/22	54,215,000	55,232
SBA Communications, 4.875%, 7/15/22	83,038,000	84,180
SBA Communications, 4.875%, 9/1/24	24,740,000	25,730
Sensata Technologies, 4.875%, 10/15/23 (8)	20,175,000	21,461
Sensata Technologies, 5.00%, 10/1/25 (8)	23,800,000	25,793
Sensata Technologies, 5.625%, 11/1/24 (8)	6,670,000	7,404
Sensata Technologies UK Financing, 6.25%, 2/15/26 (8)	9,113,000	9,842
Service, 5.375%, 5/15/24	28,425,000	29,313
Shell International Finance, FRN, 3M USD LIBOR + 0.45%, 2.351%, 5/11/20	49,720,000	49,719
Sirius XM Radio, 3.875%, 8/1/22 (8)	37,800,000	38,603
Sirius XM Radio, 4.625%, 5/15/23 (8)	31,620,000	32,134
Six Flags Entertainment, 4.875%, 7/31/24 (8)	13,840,000	14,342
Six Flags Entertainment, 5.50%, 4/15/27 (8)	5,025,000	5,345
Solera, 10.50%, 3/1/24 (8)	224,212,000	237,665
State Street, VR, 5.25% (4)(5)	33,460,000	34,297
T-Mobile USA, 6.00%, 3/1/23	13,950,000	14,177

T-Mobile USA, 6.50%, 1/15/26	6,975,000	7,446
Teleflex, 4.625%, 11/15/27	27,690,000	29,351
Teleflex, 4.875%, 6/1/26	33,225,000	34,762
U.S. Airways PTT, Series 2010-1, Class A, 6.25%, 4/22/23	7,306,595	7,950
U.S. Airways PTT, Series 2012-2, Class A, 4.625%, 6/3/25	1,130,039	1,213
U.S. Airways PTT, Series 2012-2, Class B, 6.75%, 6/3/21	1,978,733	2,073
U.S. Airways PTT, Series 2013-1, Class A, 3.95%, 11/15/25	7,153,126	7,484
U.S. Airways PTT, Series 2013-1, Class B, 5.375%, 11/15/21	2,362,557	2,460
U.S. Bancorp, VR, 5.30% (3)(4)(5)	22,505,000	24,671
Unilever Capital, 3.00%, 3/7/22	17,770,000	18,186
Verizon Communications, 3.125%, 3/16/22	32,200,000	33,006
Verizon Communications, FRN, 3M USD LIBOR + 1.00%, 2.894%, 3/16/22	32,200,000	32,738
Welbilt, 9.50%, 2/15/24	23,776,000	25,203
Wisconsin Public Service, 3.35%, 11/21/21	15,900,000	16,354
Xylem, 3.25%, 11/1/26	5,110,000	5,297
Xylem, 4.875%, 10/1/21	3,095,000	3,242
Yum! Brands, 3.75%, 11/1/21	98,140,000	100,348
Yum! Brands, 3.875%, 11/1/20	60,185,000	60,787
Yum! Brands, 3.875%, 11/1/23	42,025,000	43,338
Yum! Brands, 5.35%, 11/1/43	63,024,000	62,866
Yum! Brands, 6.875%, 11/15/37	27,015,000	31,337
Zayo Group, 5.75%, 1/15/27 (8)	55,199,000	56,096
Total Corporate Bonds (Cost $5,690,177)		**5,906,428**

BANK LOANS 4.5% (9)

AmWINS Group, FRN 3M USD LIBOR + 2.75%, 4.549%, 1/25/24	10,465,000	10,538
CCC Information Services, FRN 3M USD LIBOR + 2.75%, 4.55%, 4/29/24	160,714,344	160,915
Emerald TopCo, FRN 1M USD LIBOR + 3.50%, 5.299%, 7/24/26	35,411,250	35,577

Formula One Management, FRN 3M USD LIBOR + 2.50%, 4.299%, 2/1/24	31,722,167	31,831
Gartner, FRN 3M USD LIBOR + 1.50%, 3.299%, 3/21/22 (7)	6,634,418	6,651
HB Fuller, FRN 3M USD LIBOR + 2.00%, 3.765%, 10/20/24	14,301,478	14,334
HUB International, FRN 3M USD LIBOR + 2.75%, 4.69%, 4/25/25	257,642,217	257,302
HUB International, FRN 1M USD LIBOR + 4.00%, 5.903%, 4/25/25	80,935,000	81,678
Kronos, FRN 3M USD LIBOR + 3.00%, 4.909%, 11/1/23	390,430,872	392,165
NVA Holdings, FRN 3M USD LIBOR + 2.75%, 4.41%, 9/19/22 (7)	76,125,000	75,744
NVA Holdings, FRN 3M USD LIBOR + 1.75%, 6.50%, 2/2/25	36,763,620	36,725
Prestige Brands, FRN 3M USD LIBOR + 2.00%, 3.799%, 1/26/24	1,756,348	1,767
Refinitiv U.S. Holdings, FRN 1M USD LIBOR + 3.25%, 5.049%, 10/1/25	406,656,067	410,113
Sunshine Luxembourg VII, FRN 1M USD LIBOR + 4.25%, 6.195%, 10/1/26	117,595,000	118,582
Ultimate Software Group, FRN 3M USD LIBOR + 3.75%, 5.549%, 5/4/26	14,029,838	14,111
USI, FRN 3M USD LIBOR + 3.00%, 4.945%, 5/16/24	1,895,153	1,893
Zayo Group, FRN 3M USD LIBOR + 2.00%, 3.799%, 1/19/21	18,956,345	18,983
Zayo Group, FRN 3M USD LIBOR + 2.25%, 4.049%, 1/19/24	31,725,000	31,806
Total Bank Loans (Cost $1,689,202)		**1,700,715**

ASSET-BACKED SECURITIES 0.3%

Domino's Pizza Master Issuer Series 2017-1A, Class A23 4.118%, 7/25/47 (8)	39,861,500	41,290

Domino's Pizza Master Issuer Series 2018-1A, Class A2I 4.116%, 7/25/48 (8)	34,913,063	35,905
Domino's Pizza Master Issuer Series 2019-1A, Class A2 3.668%, 10/25/49 (8)	18,575,000	18,578
Wendy's Funding Series 2018-1A, Class A2I 3.573%, 3/15/48 (8)	24,469,620	24,726
Total Asset-Backed Securities (Cost $116,885)		**120,499**
BOND MUTUAL FUNDS 0.2%		
T. Rowe Price Institutional Floating Rate Fund, 4.43% (3)(10)	8,637,211	85,422
Total Bond Mutual Funds (Cost $83,505)		**85,422**
SHORT-TERM INVESTMENTS 12.5%		
Money Market Funds 12.5%		
T. Rowe Price Government Reserve Fund, 1.59% (3)(11)	4,758,476,317	4,758,476
Total Short-Term Investments (Cost $4,758,476)		**4,758,476**
Total Investments in Securities **101.0% of Net Assets (Cost $29,515,443)**		**$ 38,295,666**

‡ Shares/Par and Notional Amount are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is pledged to cover or as collateral for written call options at December 31, 2019.

(3) Affiliated Companies

(4) Perpetual security with no stated maturity date.

(5) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread is provided if the rate is currently floating.

(6) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $25,766 and represents 0.1% of net assets.

(7) See Note 2. Level 3 in fair value hierarchy.

(Amounts in 000s, except for contracts)

OPTIONS WRITTEN (1.0)%

OTC Options Written (1.0)%

Counterparty	Description	Contracts	Notional Amount	$ Value
Goldman Sachs	Alphabet, Class A, Call, 1/17/20 @ $1,270.00	182	24,377	(1,314)
Goldman Sachs	Alphabet, Class A, Call, 1/17/20 @ $1,300.00	181	24,243	(823)
Goldman Sachs	Alphabet, Class A, Call, 1/17/20 @ $1,350.00	182	24,377	(247)
Citigroup	Alphabet, Class C, Call, 1/17/20 @ $1,300.00	1,535	205,233	(6,639)
Citigroup	Alphabet, Class C, Call, 1/17/20 @ $1,340.00	369	49,336	(600)
Citigroup	Alphabet, Class C, Call, 1/17/20 @ $1,350.00	478	63,910	(583)
Citigroup	Alphabet, Class C, Call, 1/17/20 @ $1,400.00	369	49,336	(51)
Citigroup	Alphabet, Class C, Call, 1/17/20 @ $1,500.00	368	49,202	(7)
Citigroup	Alphabet, Class C, Call, 1/15/21 @ $1,500.00	1,388	185,578	(9,230)
Citigroup	Amazon.com, Call, 1/17/20 @ $1,800.00	286	52,848	(1,797)
Citigroup	Amazon.com, Call, 1/17/20 @ $2,000.00	95	17,555	(33)
Citigroup	Amazon.com, Call, 1/17/20 @ $2,025.00	95	17,554	(25)
Citigroup	Amazon.com, Call, 1/17/20 @ $2,100.00	95	17,554	(14)
Citigroup	Amazon.com, Call, 1/17/20 @ $2,300.00	432	79,827	(14)
Credit Suisse	Amazon.com, Call, 1/17/20 @ $2,500.00	188	34,739	(3)
Credit Suisse	Amazon.com, Call, 1/17/20 @ $2,600.00	188	34,739	(1)
Credit Suisse	Amazon.com, Call, 1/17/20 @ $2,700.00	188	34,739	(1)

Credit Suisse	Amazon.com, Call, 1/15/21 @ $2,200.00	1,068	197,349	(9,278)
Citigroup	American Electric Power, Call, 1/17/20 @ $85.00	12,828	121,237	(12,251)
Citigroup	American Electric Power, Call, 1/17/20 @ $95.00	9,570	90,446	(670)
Citigroup	American Electric Power, Call, 1/15/21 @ $105.00	10,116	95,606	(1,897)
Citigroup	American Tower, Call, 1/17/20 @ $175.00	1,541	35,415	(8,475)
Goldman Sachs	Becton Dickinson & Company, Call, 1/15/21 @ $300.00	3,622	98,508	(4,256)
Citigroup	Danaher, Call, 1/17/20 @ $150.00	1,588	24,373	(762)
JPMorgan Chase	Facebook, Class A, Call, 1/17/20 @ $200.00	4,666	95,770	(3,441)
JPMorgan Chase	Facebook, Class A, Call, 1/17/20 @ $220.00	8,045	165,124	(278)
JPMorgan Chase	General Electric, Call, 1/15/21 @ $15.00	63,588	70,964	(3,529)
Citigroup	Mcdonald's, Call, 1/17/20 @ $195.00	2,019	39,897	(797)
Credit Suisse	Mcdonald's, Call, 1/17/20 @ $195.00	851	16,817	(336)
Citigroup	Mcdonald's, Call, 1/17/20 @ $200.00	2,019	39,897	(239)
Credit Suisse	Mcdonald's, Call, 1/17/20 @ $200.00	851	16,817	(101)
Citigroup	Microsoft, Call, 1/17/20 @ $120.00	4,323	68,174	(16,363)
Citigroup	Microsoft, Call, 1/17/20 @ $125.00	7,545	118,985	(24,729)
Credit Suisse	Microsoft, Call, 1/17/20 @ $125.00	9,328	147,103	(30,573)
Citigroup	Microsoft, Call, 1/17/20 @ $130.00	7,545	118,985	(20,975)
Credit Suisse	Microsoft, Call, 1/17/20 @ $130.00	2,153	33,953	(5,985)
Royal Bank of Canada	Microsoft, Call, 1/17/20 @ $130.00	7,110	112,125	(19,766)
Citigroup	Microsoft, Call, 1/17/20 @ $135.00	7,760	122,375	(17,712)
Credit Suisse	Microsoft, Call, 1/15/21 @ $165.00	12,402	195,580	(14,386)
Credit Suisse	NXP Semiconductors, Call, 1/15/21 @ $140.00	7,860	100,026	(8,273)
Credit Suisse	PNC Financial Services Group, Call, 1/17/20 @ $140.00	6,351	101,381	(12,496)

Citigroup	S&P Global, Call, 1/17/20 @ $220.00	3,197	87,294	(16,976)
Citigroup	S&P Global, Call, 1/17/20 @ $230.00	3,197	87,294	(13,747)
JPMorgan Chase	Texas Instruments, Call, 1/17/20 @ $120.00	3,180	40,796	(2,767)
Royal Bank of Canada	Texas Instruments, Call, 1/17/20 @ $125.00	14,788	189,715	(6,285)
Goldman Sachs	Texas Instruments, Call, 1/17/20 @ $130.00	637	8,172	(79)
JPMorgan Chase	Texas Instruments, Call, 1/17/20 @ $130.00	7,185	92,176	(887)
Goldman Sachs	Texas Instruments, Call, 1/17/20 @ $135.00	838	10,751	(12)
Goldman Sachs	Texas Instruments, Call, 1/17/20 @ $140.00	838	10,751	(2)
Goldman Sachs	Texas Instruments, Call, 1/15/21 @ $135.00	2,538	32,560	(2,329)
Goldman Sachs	Texas Instruments, Call, 1/15/21 @ $140.00	2,538	32,560	(1,783)
Royal Bank of Canada	Thermo Fisher Scientific, Call, 1/15/21 @ $400.00	2,920	94,862	(2,292)
Citigroup	UnitedHealth Group, Call, 1/17/20 @ $270.00	1,301	38,247	(3,223)
Citigroup	UnitedHealth Group, Call, 1/17/20 @ $280.00	1,302	38,276	(2,067)
Citigroup	UnitedHealth Group, Call, 1/17/20 @ $290.00	1,426	41,922	(1,216)
Goldman Sachs	UnitedHealth Group, Call, 1/17/20 @ $290.00	732	21,519	(624)
Citigroup	UnitedHealth Group, Call, 1/17/20 @ $300.00	2,160	63,500	(772)
Goldman Sachs	UnitedHealth Group, Call, 1/17/20 @ $310.00	159	4,674	(18)
Credit Suisse	Visa, Class A, Call, 1/17/20 @ $150.00	2,573	48,347	(9,842)
Credit Suisse	Visa, Class A, Call, 1/17/20 @ $155.00	2,573	48,347	(8,510)
Credit Suisse	Visa, Class A, Call, 1/17/20 @ $160.00	4,165	78,260	(11,683)
Credit Suisse	Visa, Class A, Call, 1/17/20 @ $165.00	3,628	68,170	(8,290)
Credit Suisse	Visa, Class A, Call, 1/17/20 @ $170.00	3,682	69,185	(6,710)

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2019. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
Alabama Power, Series A	$ –	$ 2,605	$ 975
CMS Energy, 10/15/78, Preferred Stock	–	10,298	5,581
CMS Energy, 3/1/79, Preferred Stock	–	11,666	5,789
DTE Energy, 3.70%, Corporate Bond	–	776	590
DTE Energy, Preferred Stock	–	10,726	3,360
Duke Energy, Preferred Stock	–	8,190	3,544
Envista Holdings	–	64,540	–
NiSource, Common Stock	31,082	23,622	10,920
NiSource, 3.49%, Corporate Bond	–	6,494	2,492
NiSource, 4.375%, Corporate Bond	–	7,037	1,703
NiSource, 5.65%, Corporate Bond	–	4,560	2,534
NiSource, Preferred Stock	–	7,242	4,270
PerkinElmer	20,446	224,569	3,260
SCE Trust III, Series H	(1,022)	2,226	1,623
SCE Trust IV, Series J	(324)	11,361	3,522
SCE Trust V, Series K	(259)	2,485	779
U.S. Bancorp, 5.30%, Corporate Bond	–	3,516	1,195
U.S. Bancorp, Series F, Preferred Stock	–	531	757
U.S. Bancorp, Series K, Preferred Stock	–	3,276	1,650
T. Rowe Price Institutional Floating Rate Fund	–	2,649	4,246
T. Rowe Price Government Reserve Fund	–	–	67,362

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Appreciation Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has three classes of shares: the Capital Appreciation Fund (Investor Class), the Capital Appreciation Fund–Advisor Class (Advisor Class), and the Capital Appreciation Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance Effective January 1, 2019, the fund adopted FASB guidance that shortened the amortization period for certain callable debt securities held at a premium. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2019. Gain (loss) reflects both realized and change in unrealized gain/ loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2019, totaled $41,000 for the year ended December 31, 2019.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2019, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2019, the fund held equity derivatives with a fair value $366,276,000, included in Options written, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2019, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of December 31, 2019, securities valued at $4,108,573,000 had been pledged by the fund to counterparties for bilateral derivatives. As of December 31, 2019, no collateral was pledged by counterparties to the fund for bilateral derivatives.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for options written, potential losses in excess of the fund’s initial investment. During the year ended December 31, 2019, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 10% and 16% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $14,059,470,000 and $15,878,306,000, respectively, for the year ended December 31, 2019.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain, the character of paydown gains and losses on asset-backed securities and per-share rounding of distributions. For the year ended December 31, 2019, the following reclassification was recorded:

Distributions during the years ended December 31, 2019 and December 31, 2018, were characterized for tax purposes as follows:

At December 31, 2019, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee; management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.30% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2019, the effective annual group fee rate was 0.29%. Effective April 30, 2019, Price Associates has contractually agreed to waive a portion of its management fee so that an individual fund fee of 0.27% is applied to the fund’s average daily net assets that are equal to or greater than $27.5 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $2,059,000 and allocated ratably in the amounts of $1,673,000 for the Investor Class, $47,000 for the Advisor Class and $339,000 for the I Class, for the year ended December 31, 2019.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2019, expenses incurred pursuant to these service agreements were $70,000 for Price Associates; $5,400,000 for T. Rowe Price Services, Inc.; and $1,244,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may also invest in certain other T. Rowe Price funds (Price Funds) as a means of gaining efficient and cost-effective exposure to certain markets. The fund does not invest for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price Fund’s net assets. Each underlying Price Fund is an open-end management investment company managed by Price Associates and is considered an affiliate of the fund. To ensure that the fund does not incur duplicate management fees (paid by the underlying Price Fund(s) and the fund), Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset that portion of management fees paid by each underlying Price Fund related to the fund’s investment therein. Annual management fee rates and amounts waived related to investments in the underlying Price Fund(s) for the year ended December 31, 2019, are as follows:

Total management fee waived was allocated ratably in the amounts of $375,000, $11,000 and $68,000 for the Investor Class, Advisor Class, and I Class, respectively, for the year ended December 31, 2019.

As of December 31, 2019, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 1,602,564 shares of less than 1% of the Investor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - INTERFUND LENDING PROGRAM

Price Associates has developed and manages an interfund lending program that provides temporary liquidity to the T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash between the fund and other T. Rowe Price-sponsored mutual funds at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, the fund may lend up to 15% of its net assets, and no more than 5% of its net assets may be lent to any one borrower. Loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended December 31, 2019, the fund earned $4,000 in interest income related to loans made to other funds on two days in the average amount of $26,250,000 and at an average annual rate of 2.87%. At December 31, 2019, there were no loans outstanding.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Capital Appreciation Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Capital Appreciation Fund, Inc. (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$498,805,000 from short-term capital gains

■	$1,200,876,000 from long-term capital gains, subject to the a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $321,972,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $303,214,000 of the fund’s income qualifies for the dividends received deduction.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $10,760,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [189]

President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [189]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]

Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2001 [189]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2009 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [189]

Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2017 [189]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Capital Appreciation Fund	Principal Occupation(s)

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Assistant Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jon M. Friar (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

David R. Giroux, CFA (1975) President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vidya Kadiyam (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Paul M. Massaro, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Adam Poussard (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Jeffrey Rottinghaus, CPA (1970) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Farris G. Shuggi (1984) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Tamara P. Wiggs (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

John M. Williams (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ashley R. Woodruff, CFA (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,227,000 and $2,544,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 14, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 14, 2020